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                                 Exhibit 10 (a)
                           Form of Consent of Counsel
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                                                                   EXHIBIT 10(a)




    February 29, 1996





    Board of Directors
    Canada Life Insurance Company of New York
    Canada Life of New York Variable Annuity Account 1
    500 Mamaroneck Avenue
    Harrison, New York 10528


    Gentlemen:

    I hereby consent to the use of my name under the Caption "Legal Matters" in the Statement of Additional Information contained in Post-effective Amendment No. 8 to the Registration Statement on Form N-4 (File No. 33-32199) filed by Canada Life Insurance Company of New York and Canada Life of New York Variable Annuity Account 1 with the Securities and Exchange Commission. In giving this consent, I do not admit that I am in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

    Sincerely,

    /s/ David A. Hopkins

    David A. Hopkins
    Chief Counsel, U.S. Division

    DAH/dr